UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2007
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 11-2776686

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York		11714

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PURCHASE AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     On April 30, 2007, Rainbow Media Holdings, LLC, a wholly-owned subsidiary of Cablevision Systems Corporation and CSC Holdings, Inc., entered into a Purchase Agreement with Comcast Corporation for the sale of (i) its subsidiary owning a 60% interest in SportsChannel Pacific Associates, which owns the FSN Bay Area regional sports programming network for a purchase price of $366.75 million (the “Bay Area Sale”) and (ii) its subsidiaries owning a 50% interest in SportsChannel New England Limited Partnership, which owns the FSN New England regional sports network for a purchase price of $203.25 million (the “New England Sale”), for an aggregate purchase price of $570 million, subject to certain additional payments to Rainbow and customary working capital adjustments. Cablevision Systems Corporation is also a party to the Purchase Agreement with specific limited obligations thereunder.
     Upon consummation of the transactions, Comcast Corporation will own 100% of SportsChannel New England Limited Partnership and 60% of SportsChannel Pacific Associates. The remaining 40% interest in SportsChannel Pacific Associates is indirectly owned by a subsidiary of Fox Sports Net, Inc.
     Consummation of the transactions is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) for the Bay Area Sale.
     The Purchase Agreement relating to the Bay Area Sale and the New England Sale is attached to this Current Report on Form 8-K as Exhibit 99.1. This description of the Purchase Agreement is qualified in its entirety by the Purchase Agreement filed as an exhibit hereto.
     Contemporaneously with the execution of the agreement relating to the Bay Area Sale and the New England Sale, subsidiaries of Cablevision Systems Corporation and Comcast Corporation entered into or extended affiliation agreements relating to (i) the carriage of the Versus and Golf Channel programming services on Cablevision’s cable television systems and (ii) the carriage of AMC, fuse, IFC, WE tv, Lifeskool, Sportskool, MSG and Fox Sports Net New York on Comcast’s cable television systems.

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Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Purchase Agreement, dated as of April 30, 2007, between Comcast Corporation and Rainbow Media Holdings, LLC

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: April 30, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC. (Registrant)
By:	/s/ Michael P. Huseby
	Name:	Michael P. Huseby
	Title:	Executive Vice President and Chief Financial Officer

Dated: April 30, 2007

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